                                                                   EXHIBIT 10.4

                                        This Security Agreement is entered into
                                        June 7, 2002 to be effective as of June
                                        3, 2002 (References to the date of this
                                        Security Agreement contained herein
                                        shall be deemed to mean June 3, 2002.)

                              SECURITY AGREEMENT

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
LENDER/SECURED PARTY:                                               DEBTOR(S)/PLEDGOR(S):

   FINPART INTERNATIONAL S.A.                                          FRISBY TECHNOLOGIES, INC.
   25A BOULEVARD ROYAL - LE FORUM ROYAL
   L - 2449 LUXEMBOURG                                                 3195 CENTRE PARK BOULEVARD
                                                                       WINSTON-SALEM, FORSYTH COUNTY, NC  27107
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Debtor/Pledgor is:          [ ] Individual          [X] Corporation         [ ] Partnership        [ ] Other
                                                                                                            --------------------
Address is Debtor's/Pledgor's:      [ ] Residence      [X] Place of Business      [ ] Chief Executive Office if more than one place
of business Collateral (hereinafter defined) is located at:   [X] Debtor's/Pledgor's address shown above  [ ] the following address:

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

Reference is made to that certain Loan Agreement entered into June ___, 2002 to be effective as of June 3, 2002 (the "Loan Agreement") between Lender and Debtor. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

1.       SECURITY INTEREST. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor/Pledgor (hereinafter referred to as "Debtor") assigns and grants to Lender (also known as "Secured Party"), a security interest and lien in the Collateral (hereinafter defined) to secure the payment and the performance of the Obligation (hereinafter defined); provided that Lender expressly acknowledges and agrees that (i) its security interest and lien in the Collateral (hereinafter defined) is junior and subordinate to the security interests and liens of DAMAD Holding AG and Bluwat AG to such Collateral granted in January 2002 (the "Prior Secured Rights") and (ii) to the extent any covenant of Borrower hereunder, or any right and remedy of Lender hereunder, is inconsistent with, or impracticable in light of, a covenant, right or remedy set forth in documents executed in connection with the Prior Secured Rights, such covenant, right or remedy hereunder shall be deemed stricken herefrom in its entirety.

2. COLLATERAL. A security interest is granted in the following collateral described in this Item 2 (the "Collateral'):

         A.       TYPES OF COLLATERAL (check as applicable)

[X]      ACCOUNTS: Any and all accounts and other rights of Debtor to the payment for goods sold or leased or for services rendered whether or not earned by performance, contract rights, book debts, checks, notes, drafts, instruments, chattel, paper acceptances, and any and all amounts due to Debtor from a factor or other forms of obligations and receivables now existing or hereafter arising out of the business of Debtor.

[X]      INVENTORY: Any and all of Debtor's goods held as inventory whether now owned or hereafter acquired, including without limitation, any and all such goods held for sale or lease or being processed for sale or lease in Debtor's business, as now or hereafter conducted including all materials goods and work in process, finished goods and other tangible property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, along with all documents (including documents of title) covering such inventory.

[X]      EQUIPMENT: Any and all of Debtor's goods held as equipment including, without limitation, all machinery, tools, dies, furnishings, or fixtures wherever located whether now owned or hereafter acquired, together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any part thereof or used in connection therewith.

[X]      FIXTURES:

[X]      Specific Fixtures: Limited to any and all of Debtor's goods held as fixtures which are specifically described in the space below to the extent that granting a security interest shall not constitute a violation of law or default under any agreement or contract applicable to Debtor.

whether now existing or hereafter acquired. These goods are or will become fixtures on the following described real estate in Forsyth County, North Carolina, owned by: Debtor more particularly described as follows: as described in Exhibit A attached hereto.

[X]      GENERAL INTANGIBLES:

         Any and all of Debtor's general intangible property, including, without limitation, all patents, trademarks, service marks and exclusive licenses (whether issued or pending), and all processes and systems related thereto.

B. SUBSTITUTIONS, PROCEEDS AND RELATED ITEMS. Any and all substitutes and replacements for, accessions, attachments and other additions to, tools, parts and equipment now or hereafter added to or used in connection with, and all cash or non-cash proceeds and products of, the Collateral (including, without limitation all income benefits and property receivable, received or distributed which results from any of the Collateral, such as dividends payable or distributable in cash property or stock; insurance distributions of any kind related to the Collateral, including, without limitation, returned premiums interest premium and principal payments; redemption proceeds and subscription rights; and shares or other proceeds of conversions or splits of any securities in the Collateral) any and all choses in action and causes of action of Debtor, whether now existing or hereafter arising, relating directly or indirectly to the Collateral (whether arising in contract, tort or otherwise and whether or not currently in litigation); all certificates of title, manufacturer's statements of origin, other documents, accounts and chattel paper, whether now existing or hereafter arising directly or indirectly from or related to the Collateral; all warranties, wrapping, packaging, advertising and shipping materials used or to be used in connection with or related to the Collateral; all of Debtors books, records, data, plans, manuals, computer software, computer tapes, computer systems, computer disks, computer programs, source codes and object codes containing any information, pertaining directly or indirectly to the Collateral and all rights of Debtor to retrieve data and other information pertaining directly or indirectly to the Collateral from third parties, whether now existing or hereafter arising; and all returned refused, stopped in transit, or repossessed Collateral, any of which, received by Debtor, upon request shall be delivered immediately to Lender.

3. DESCRIPTION OF OBLIGATION(S). The following obligations ("Obligation" or "Obligations") are secured by this Agreement: (a) All debts, obligations liabilities and agreements of Debtor to Lender, now or hereafter existing, arising under the Loan Agreement, and all renewals, extensions or rearrangement of any of the above; (b) All costs incurred by Lender to obtain, preserve, perfect and enforce this Agreement and maintain, preserve, collect and realize upon the Collateral; (c) All other reasonable costs and reasonable attorney's fees incurred by Lender for which Debtor is obligated to reimburse Lender in accordance with the terms of the Loan Documents, together with interest at the maximum rate allowed by law or if none, Prime Rate plus 3.75% per annum. If Debtor is not the obligor of the Obligation, and in the event any amount paid to Lender on any Obligation is subsequently recovered from Lender in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding, Debtor shall be liable to Lender for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated the fair market value of the Collateral shall be determined, at Lender's option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

4. DEBTOR'S WARRANTIES. Debtor hereby represents and warrants to Lender as follows:

         A. FINANCING STATEMENTS. Except as may be noted by schedule attached hereto and incorporated herein by reference and except as noted in the Loan Agreement or a schedule thereto, no financing statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this security interest, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or any part thereof.

         B. OWNERSHIP. Debtor owns, or will use the proceeds of any loans by Lender to become the owner of, the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance, except Permitted Liens and the security interest hereunder.

         C. FIXTURES AND ACCESSIONS. No material part of the Collateral is affixed to real estate or is an accession to any goods, or will become a fixture or accession, except as expressly set out herein.

         D. CLAIMS OF DEBTORS ON THE COLLATERAL. As of the date of this Agreement, all account debtors and other obligors whose debts or obligations are part of the Collateral have no right to setoffs, counterclaims or adjustments, and no defenses in connection therewith, except defenses, adjustments, setoffs and counterclaims that arise in the ordinary course of business.

         E. ENVIRONMENTAL COMPLIANCE. To the best of Debtor's knowledge, the conduct of Debtor's business operations and the condition of Debtor's property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency and any applicable local or state law rule, regulation or rule of common law and any judicial interpretation thereof relating primarily to the environment or any materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos ("Hazardous Materials"), except violations which are not likely to have a Material Adverse Effect.

         F. POWER AND AUTHORITY. Debtor has full power and authority to make this Agreement, and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Agreement.

5. DEBTOR'S COVENANTS. Until full payment and performance of all of the Obligations and termination or expiration of any obligation or commitment of Lender to make advances or loans to Debtor, unless Lender otherwise consents in writing:

         A. OBLIGATION AND THIS AGREEMENT. Debtor shall perform all of its agreements herein and in any other material agreements between it and Lender.

         B. OWNERSHIP AND MAINTENANCE OF THE COLLATERAL. Debtor shall keep all tangible Collateral (except Collateral that is obsolete or no longer used in the ordinary course of business) in good condition. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Lender. Debtor shall keep the Collateral free from all liens and security interests except Permitted Liens and the security interest hereby created.

         C. INSURANCE. Debtor shall insure the Collateral with companies reasonably acceptable to Lender. Such insurance shall be in an amount not less than the fair market value of the Collateral and shall be against such casualties with such deductible amounts as Lender shall approve. All insurance policies shall be written for the benefit of Debtor and Lender as their interests may appear, payable to Lender as loss payee, or in other form satisfactory to Lender, and such policies or certificates evidencing the same shall be furnished to Lender. All policies of insurance shall provide for written notice to Lender at least thirty (30) days prior to cancellation. Risk of loss or damage is Debtor's to the extent of any deficiency in any effective insurance coverage.

         D. LENDER'S COSTS. Debtor shall pay all reasonable costs necessary to obtain, preserve, perfect, defend and enforce the security interest created by this Agreement, collect the Obligation, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, rent, storage costs and expenses of sales legal expenses, reasonable attorney's fees and other fees or expenses for which Debtor is obligated to reimburse Lender in accordance with the terms of the Loan Documents. Whether the Collateral is or is not in Lender's possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Lender at its option may pay any such costs and expenses, discharge encumbrances on the Collateral, and pay for insurance of the Collateral, and such payments shall be a part of the Obligation and bear interest at the rate set out in the Obligation. Debtor agrees to reimburse Lender on demand for any costs so incurred.

         E. INFORMATION AND INSPECTION. Debtor shall (i) promptly furnish Lender any information with respect to the Collateral reasonably requested by Lender; (ii) allow Lender or its representatives to inspect the Collateral, during business hours and wherever located, and to inspect and copy, or furnish Lender or its representatives with copies of, all records relating to the Collateral and the Obligation; (iii) promptly furnish Lender or its representatives such information as Lender may request to identify the Collateral, at the time and in the form requested by Lender; and (iv) deliver upon request to Lender shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, the Collateral.

         F. ADDITIONAL DOCUMENTS. Debtor shall sign and deliver any papers deemed reasonably necessary or desirable in the judgment of Lender to obtain, maintain, and perfect the security interest hereunder and to enable Lender to comply with any federal or state law in order to obtain or perfect Lender's interest in the Collateral or to obtain proceeds of the Collateral.

         G. PARTIES LIABLE ON THE COLLATERAL. Debtor shall preserve the liability of all obligors on any Collateral, shall preserve the priority of all security therefor. Lender shall have no duty to preserve such liability or security, but may do so at the expense of Debtor, without waiving Debtor's default.

         H. RECORDS OF THE COLLATERAL. Debtor at all times shall maintain accurate books and records covering the Collateral. Debtor immediately will mark all books and records with an entry showing the absolute assignment of all Collateral to Lender, and Lender is hereby given the right to audit the books and records of Debtor relating to the Collateral at any time and from time to time. The amounts shown as owed to Debtor on Debtor's books and on any assignment schedule will be the undisputed amounts owing and unpaid.

         I. DISPOSITION OF THE COLLATERAL. If disposition of any Collateral gives rise to an account, chattel paper or instrument, Debtor immediately shall notify Lender, and upon request of Lender shall assign or indorse the same to Lender. No Collateral may be sold, leased, manufactured, processed or otherwise disposed of by Debtor in any manner without the prior written consent of Lender, except: (1) the Collateral sold, leased, manufactured, processed or consumed in the ordinary course of business, and (2) dispositions of Collateral that is obsolete or no longer used in Debtor's business.

         J. ACCOUNTS. Each account held as Collateral will represent the valid and legally enforceable obligation of third parties and shall not be evidenced by any instrument or chattel paper.

         K. NOTICE/LOCATION OF THE COLLATERAL. Debtor shall give Lender written notice of each office of Debtor in which records of Debtor pertaining to accounts held as Collateral are kept and each location at which the Collateral is or will be kept, and of any change of any such location. If no such notice is given, all records of Debtor pertaining to the Collateral and all Collateral of Debtor are and shall be kept at the address marked by Debtor above.

         L. CHANGE OF NAME/STATUS AND NOTICE OF CHANGES. Without the written consent of Lender, Debtor shall not change its name, change its corporate status, use any trade name or engage in any business not reasonably related to its business as presently conducted. Debtor shall notify Lender immediately of (i) any material change in the Collateral, (ii) a change in Debtor's residence or location, (iii) a change in any matter warranted or represented by Debtor in this Agreement, or in any of the Loan Documents or furnished to Lender pursuant to this Agreement, and (iv) the occurrence of an Event of Default (hereinafter defined).

         M. USE AND REMOVAL OF THE COLLATERAL. Debtor shall not use the Collateral illegally. Debtor shall not, unless previously indicated as a fixture, permit the Collateral to be affixed to real or personal property without the prior written consent of Lender. Debtor shall not permit any of the Collateral to be removed from the locations specified herein without the prior written consent of Lender, except for the sale of inventory in the ordinary course of business.

         N. POSSESSION OF THE COLLATERAL. Debtor shall deliver all investment securities and other instruments, documents and chattel paper which are part of the Collateral and in Debtor's possession to Lender immediately upon request, or if hereafter acquired, immediately following acquisition and such request, appropriately endorsed to Lender s order, or with appropriate, duly executed powers. Debtor waives presentment, notice of acceleration, demand, notice of dishonor, protest, and all other notices with respect thereto.

         O. CONSUMER CREDIT. If any Collateral or proceeds includes obligations of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all material respects to the applicable state or federal law including but not limited to consumer credit law. Debtor shall hold harmless and indemnify Lender against any cost, loss or expense arising from Debtor's breach of this covenant.

         P. POWER OF ATTORNEY. Debtor appoints Lender and any officer thereof effective upon the occurrence and during the continuance of an Event of Default as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Lender to take any action hereunder nor shall Lender be liable to Debtor for failure to take any act on hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligation is outstanding and shall not terminate on the disability or incompetence of Debtor.

         Q. WAIVERS BY DEBTOR. Debtor waives notice of the creation, advance, increase, existence, extension or renewal of and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any person liable for the Obligation or any part thereof, and all other notices respecting the Obligation except for notices to be provided under the Loan Agreement. Debtor waives any right to require that any action be brought against any other person or to require that resort be had to any other security or to any balance of any deposit account. Debtor further waives any right of subrogation or to enforce any right of action against any other Debtor until the Obligation is paid in full.

         R. OTHER PARTIES AND OTHER COLLATERAL. No renewal or extension of or any other indulgence with respect to the Obligation or any part thereof, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the Obligation, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligation or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of Lender under the law, hereunder, or under any other agreement pertaining to the Collateral. Lender need not file suit or assert a claim for personal judgment against any person for any part of the Obligation or seek to realize upon any other security for the Obligation, before foreclosing or otherwise realizing upon the Collateral. Debtor waives any, right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Lender shall have no duty or obligation to Debtor to apply to the Obligation any such other security or proceeds thereof.

         S. COLLECTION AND SEGREGATION OF ACCOUNTS AND RIGHT TO NOTIFY. Lender hereby authorizes Debtor to collect the Collateral, subject to the direction and control of Lender, but following the occurrence and during the continuance of an Event of Default, Lender may without cause or notice, curtail or terminate said authority at any time. Upon notice by Lender, whether oral or in writing to Debtor, Debtor shall forthwith upon receipt of all checks, drafts, cash, and other remittances in payment of or on account following the occurrence and during the continuance of an Event of Default of the Collateral, deposit the same in one or more special accounts maintained with Lender over which Lender alone shall have power of withdrawal. The remittance of the proceeds of such Collateral shall not, however, constitute payment or liquidation of such Collateral until Lender shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by Lender as security for all Obligations secured hereunder. These proceeds shall be deposited in precisely the form received except for the endorsement of Debtor where necessary to permit collection of items, which indorsement Debtor agrees to make and which indorsement Lender is also hereby authorized, as attorney-in-fact, to make on behalf of Debtor. In the event Lender has notified Debtor to make deposits to a special account, pending such deposit, Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of Debtor, but will hold them separate and apart therefrom, and upon an express trust for Lender until deposit thereof is made in the special account. Lender will, from time to time, apply the whole or any part of the Collateral funds on deposit in this special account against such Obligations as are secured hereby as Lender may in its sole discretion elect. At the sole election of Lender, any portion of said funds on deposit in the special account which Lender shall elect not to apply to the Obligations, may be paid over by Lender to Debtor. At any time, following the occurrence and during the continuance of an Event of Default, Lender may notify persons obligated on any Collateral to make payments directly to Lender and Lender may take control of all proceeds of any Collateral. Until Lender elects to exercise such rights, Debtor as agent of Lender, shall collect and enforce all payments owed on the Collateral.

         T. COMPLIANCE WITH STATE AND FEDERAL LAWS. Debtor will maintain its existence, good standing and qualification to do business, where the failure to do so would result in a Material Adverse Effect, and comply in all material respects with all laws, regulations and governmental requirements, including without limitation, environmental laws applicable to it or any of its property, business operations and transactions.

         U. ENVIRONMENTAL COVENANTS. Debtor shall immediately advise Lender in writing of (i) any and all material enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Debtor's business operations; and (ii) all material claims made or threatened by any third party against Debtor relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Debtor shall immediately notify Lender of any material remedial action taken by Debtor with respect to Debtor's business operations. Debtor will not use or permit any other party to use any Hazardous Materials at any of Debtor's places of business or at any other property owned by Debtor except such materials as are incidental to Debtor's normal course of business, maintenance and repairs and which are handled in material compliance with all applicable environmental laws. Debtor agrees to permit Lender, its agents, contractors and employees to enter and inspect any of Debtor's places of business or any other property of Debtor at any reasonable times upon three (3) days prior notice for the purposes of conducting, at Lender's expense, an environmental investigation and audit (including taking physical samples) to insure that Debtor is complying with this covenant.

6.       RIGHTS AND POWERS OF LENDER.

         A. GENERAL. Lender, following the occurrence and during the continuance of an Event of Default may obtain from any person information regarding Debtor or Debtor's business, which information any such person also may furnish without liability to Debtor; require Debtor to give possession or control of any Collateral to Lender; indorse as Debtor's agent any instruments, documents or chattel paper in the Collateral or representing proceeds of the Collateral; contact account debtors directly to verify information furnished by Debtor; take control of proceeds, Including stock received as dividends or by reason of stock splits; release the Collateral in its possession to any Debtor, temporarily or otherwise; require additional Collateral; reject as unsatisfactory any property hereafter offered by Debtor as Collateral; set standards from time to time to govern what may be used as after acquired Collateral; designate, from time to time, a certain percent of the Collateral as the loan value and require Debtor to maintain the Obligation at or below such figure; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds or refunds from insurance, and use same to reduce any part of the Obligation and exercise all other rights which an owner of such Collateral may exercise, except the right to vote or dispose of the Collateral before an Event of Default; at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee; and demand, collect, convert, redeem receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral, in its own name or in the name of Debtor, as Lender may determine. Lender shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of Lender, its officers, agents or employees, except for its or their own willful misconduct or gross negligence. The foregoing rights and powers of Lender will be in addition to, and not a limitation upon, any rights and powers of Lender given by law, elsewhere in this Agreement, or otherwise. If Debtor fails to maintain any required insurance to the extent permitted by applicable law Lender may (but is not obligated to) following 10 days prior written notice to Debtor purchase single interest insurance coverage for the Collateral which insurance may at Lender's option (i) protect only Lender and not provide any remuneration or protection for Debtor directly and (ii) provide coverage only after the Obligation has been declared due as herein provided. The premiums for any such insurance purchased by Lender shall be a part of the Obligation and shall bear interest as provided in 3(c) hereof.

7.       DEFAULT.

         A. EVENT OF DEFAULT. An event of default ("Event of Default") shall occur if: (i) there is a loss, theft, damage or destruction of any material portion of the Collateral for which there is no insurance coverage or for which, in the opinion of Lender, there is insufficient insurance coverage; or (ii) the occurrence of a "Default" under the Loan Agreement.

         B. RIGHTS AND REMEDIES. If any Event of Default shall occur then in each and every such case, Lender may without presentment, demand, or protest; notice of default, dishonor, demand, non-payment, or protest; notice of intent to accelerate all or any part of the Obligation; notice of acceleration of all or any part of the Obligation; or notice of any other kind, all of which Debtor hereby expressly waives, (except for any notice required under this Agreement, any other Loan Document or applicable law); at any time thereafter exercise and/or enforce any of the following rights and remedies of Lender's option:

                  i. ACCELERATION. The Obligation shall at Lender's option, become immediately due and payable, and the obligation, If any, of Lender to permit further borrowings under the Obligation shall at Lender's option immediately cease and terminate.

                  ii. POSSESSION AND COLLECTION OF THE COLLATERAL. At its option: (a) take possession or control of, store, lease, operate, manage, sell, or instruct any Agent or Broker to sell or otherwise dispose of, all or any part of the Collateral; (b) notify all parties under any account or contract right forming all or any part of the Collateral to make any payments otherwise due to Debtor directly to Lender; (c) in Lender's own name, or in the name of Debtor, demand, collect, receive, sue for, and give receipts and releases for, any and all amounts due under such accounts and contract rights; (d) indorse as the agent of Debtor any check, note, chattel paper, documents or instruments forming all or any part of the Collateral; (e) make formal application for transfer to Lender (or to any assignee of Lender or to any purchaser of any of the Collateral) of all of Debtor's permits, licenses, approvals, agreements and the like relating to the Collateral or to Debtor's business; (f) take any other action which Lender deems necessary or desirable to protect and realize upon its security interest in the Collateral; and (g) in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by Lender under any other provision of this Agreement, under any of the other Loan Documents, or as provided by applicable law (including, without limitation, the Uniform Commercial Code as in effect in NORTH CAROLINA (hereinafter referred to as the "UCC")). In taking possession of the Collateral Lender may enter Debtor's premises and otherwise proceed without legal process, if this can be done without breach of the peace. Debtor shall, upon Lender's demand, promptly make the Collateral or other security available to Lender at a place designated by Lender, which place shall be reasonably convenient to both parties.

Lender shall not be liable for nor be prejudiced by, any loss, depreciation or other damages to the Collateral, unless caused by Lender's willful and malicious act. Lender shall have no duty to take any action to preserve or collect the Collateral.

                  iii. RECEIVER. Obtain the appointment of a receiver for all or any of the Collateral, Debtor hereby consenting to the appointment of such a receiver and agreeing not to oppose any such appointment.

                  iv. RIGHT OF SET OFF. Without notice or demand to Debtor, set off and apply against any and all of the Obligation any and all deposits (general or special, time or demand provisional or final) and any other indebtedness, at any time held or owing by Lender or any of Lender's agents or affiliates to or for the credit of the account of Debtor or any guarantor or indorser of Debtor's Obligation.

Lender shall be entitled to immediate possession of all books and records evidencing any Collateral or pertaining to chattel paper covered by this Agreement and it or its representatives shall have the authority to enter upon any premises upon which any of the same, or any Collateral, may be situated and remove the same therefrom without liability. Lender may surrender any insurance policies in the Collateral and receive the unearned premium thereon. Debtor shall be entitled to any surplus and shall be liable to Lender for any deficiency. The proceeds of any disposition after default available to satisfy the Obligation shall be applied to the Obligation in such order and in such manner as Lender in its discretion shall decide.

Debtor specifically understands and agrees that any sale by Lender of all or part of the Collateral pursuant to the terms of this Agreement may be effected by the Lender at times and in manners which could result in the proceeds of such sale as being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and Debtor hereby releases Lender and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such date; provided that any such sale is in accordance with applicable law and conducted in a commercially reasonable manner.

8.       GENERAL.

         A. PARTIES BOUND. Lender's rights hereunder shall inure to the benefit of its successors and assigns. In the event of any assignment or transfer by Lender of any of the Obligation or the Collateral, Lender thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Lender shall retain all rights and powers hereby given with respect to any of the Obligation or the Collateral not so assigned or transferred. All representations, warranties and agreements of Debtor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of Debtor.

         B. WAIVER. No delay of Lender in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Lender of any right hereunder or of any default by Debtor shall be binding upon Lender unless in writing, and no failure by Lender to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of Lender as provided for herein or in any of the Loan Documents, or which shall now or thereafter exist at law or in equity or by statue or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender or any or all other such rights, powers or remedies.

         C. AGREEMENT CONTINUING. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Lender and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties. Time is of the essence of this Agreement.

         D. DEFINITIONS. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this Agreement; if UCC definitions conflict, Article 9 definitions apply.

         E. NOTICES. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to the address of Debtor given above, or to such other address as any party may designate by written notice to the other party. Each notice request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt of five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

         F. MODIFICATIONS. No provision hereof shall be modified or limited except by written agreement expressly referring hereto and to the provisions so modified or limited and signed by Debtor and Lender. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

         G. APPLICABLE LAW AND PARTIAL INVALIDITY. This Agreement has been delivered in the State of NORTH CAROLINA and shall be construed in accordance with the laws of that State. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement. The invalidity or unenforceability of any provision of any Loan Document to any person or circumstances shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         H. FINANCING STATEMENT. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

         I. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF AMERICAN ARBITRATION ASSOCIATION OR ANY SUCCESSOR THEREOF ("A.A.A."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY INCONSISTENCY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         i. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN FORSYTH COUNTY, NORTH CAROLINA AND ADMINISTERED BY A.A.A. WHO WILL APPOINT AN ARBITRATOR. ALL ARBITRATION HEARINGS WILL BE

COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         ii. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) LIMIT THE RIGHT OF LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         J. CONTROLLING DOCUMENT. To the extent that this Security Agreement conflicts with or is in any way incompatible with any other Loan Document concerning the Obligation, any promissory note shall control over any other document, and if such note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

         K. EXECUTION UNDER SEAL. This Agreement is being executed under seal by Debtor(s).

         L. NOTICE OF FINAL AGREEMENT. THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

FIN.PART INTERNATIONAL S.A.                                        FRISBY TECHNOLOGIES, INC.



By: /s/ Gianluigi Facchini                                         By: /s/ Gregory S. Frisby________________
   ----------------------------------------------                     ------------------------------------------------------

Name: Gianluigi Facchini                                           Name: Gregory S. Frisby____________________
     --------------------------------------------                       ----------------------------------------------------

Title:                                                             Title: Chairman and CEO__________________
     --------------------------------------------                        ---------------------------------------------------

                                                                   Attest (If Applicable)



                                                                   /s/ John L. Ruggiero
                                                                   [Corporate Seal]